SECOND AMENDMENT TO THE BELLSOUTH TELECOMMUNICATIONS, INC.
                      TRUST UNDER EXECUTIVE BENEFIT PLAN(S)


         THIS SECOND AMENDMENT to the BellSouth Telecommunications, Inc. Trust Under Executive Benefit Plan(s) ("Trust") made this 8th day of July, 2002, by and between BellSouth Corporation, a Georgia corporation ("BellSouth"), BellSouth Telecommunications, Inc., a Georgia corporation wholly-owned by BellSouth ("Company") and Deutsche Bank Trust Company Americas, a New York corporation ("Trustee");

         WHEREAS, BellSouth, Company and Trustee on May 23, 1996, executed an agreement constituting the Trust (the "Trust Agreement"); and

         WHEREAS, BellSouth, Company and Trustee on December 21, 1999, executed a First Amendment to the Trust Agreement; and

         WHEREAS, BellSouth, Company and Trustee now desire to amend further the Trust Agreement, pursuant to the authority reserved to Trustee, BellSouth and Company in Section 12 of the Trust Agreement as provided in this Second Amendment;

         NOW, THEREFORE, the Trust Agreement is hereby amended as follows:

                                       1.
         Appendix A to the Trust Agreement shall be amended by the addition of the BellSouth Officer Compensation Deferral Plan at the end thereof. The current Appendix A shall be replaced by the revised Appendix A as attached hereto.

                                       2.
         Except as otherwise provided herein, the Trust Agreement shall remain in full force and effect as in existence prior to the execution of this Second Amendment.

                                       3.
         This Second Amendment shall be effective as of January 1, 2002.

                                               BELLSOUTH CORPORATION

                                               By:  /s/ Linda S. Harty
                                                   ______________________
                                                   Linda S. Harty

                                               Title: Vice President - Treasurer

         (CORPORATE SEAL)

         ATTEST:  /s/ Marcy A. Bass
                  _________________
         Title:   Senior Corporate Counsel and
                  Assistant Corporate Secretary
                  ____________________


                            BELLSOUTH TELECOMMUNICATIONS, INC.
                            By:  /s/ Mary Jo Peed
                                 ______________________________________
                                 Mary Jo Peed
                            Title: Vice President, General Counsel and Secretary




         (CORPORATE SEAL)


         ATTEST:  /s/ Leigh Ann Dolan
                  ___________________
         Title:   Assistant Secretary
                  _______________________



                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      as Trustee


                                    By:  /s/ Frank Eipper
                                          _________________________________
                                    Title:  Director
                                           ________________________________



         (CORPORATE SEAL)



         ATTEST:  /s/ Lea Lahtinen
                  __________________
         Title:   Vice President & Assistant
                  Secretary
                  _____________________













                                   APPENDIX A


o        BellSouth Nonqualified Deferred Compensation Plan

o        BellSouth Nonqualified Deferred Income Plan

o        BellSouth Corporation Supplemental Executive Retirement Plan

o        BellSouth Corporation Executive Incentive Award Deferral Plan

o        BellSouth Corporation Section 415 Excess Pension Plan

o        BellSouth Corporation Compensation Deferral Plan

o        BellSouth Officer Compensation Deferral Plan